Contingent liability	12 Months Ended
Dec. 31, 2025
Disclosure of contingent liabilities [abstract]
Contingent liability
47.	Contingent liabilities
Owing to the nature of the Group’s related business, the Group is involved in contingencies and legal proceedings in the ordinary course of business, including, but not limited to, being the plaintiff or the defendant in litigations and arbitrations. The Group may also be subject to class actions, regulatory and government investigations, including but not limited to compliance with anti-corruption and anti-bribery laws, trade sanctions laws and export control laws. Such matters could be developed into legal proceedings or enforcement actions, in which remedies could include fines, penalties, restitution or alterations in the Group’s business practices, and could result in additional expenses, limitations on certain business activities and reputational damage.
Many of these matters are also highly complex. It is therefore inherently difficult to predict the magnitude or scope of potential future losses arising from these matters. No provision has been made for pending assessments, litigation, potential contractual breaches, regulatory and government investigations and actions where the outcome cannot be reasonably estimated or where management considers the likelihood of loss to be low or remote. With respect to pending litigation, management believes that any resulting liabilities would not have a material adverse effect on the financial position or operating results of the Group or any of its subsidiaries.